                                SUB-SUBLEASE AGREEMENT


    THIS SUB-SUBLEASE ("Sub-Sublease"), dated as of the 22nd day of August, 1997, for reference purposes only, between Retix, a California corporation, having an office at California 90404 ("Sub-Sublessor"), and TSN, L.L.C., a California Limited Liability Company, having an office at 340 Golden Shore Avenue, Long Beach, California 90802 ("Sub-Subtenant").

                                 W I T N E S S E T H:

    1.   DEMISE AND TERM.

    1.1 DEMISE. Sub-Sublessor hereby leases to Sub-Subtenant, and Sub-Subtenant hereby hires from Sub-Sublessor, certain office space located on the 5th floor in the building known as 4640 Admiralty Way, Marina Del Rey, California 90292 (the "Building"), as shown hatched on the plan attached hereto as EXHIBIT A-1 (the "Sub-Subleased Premises"), containing approximately 8,282 rentable square feet, which Sub-Subleased Premises are leased under the Main Lease (as hereinafter defined) to Value Behavioral Health of California, Inc., a California corporation, formerly known as American PsychManagement of California, Inc. ("Sublessor"). In addition, Sub-Sublessor agrees to allow Sub-Subtenant to use the existing furniture systems and filing cabinets (collectively, the "Furniture") currently located in the Sub-Subleased Premises during the Sub-Sublease term; Sub-Sublessor makes no representation or warranty whatsoever with respect thereto, such use to be without charge and on an "as-is" basis. Prior to the Commencement Date, as defined below, the parties shall agree on a Furniture inventory and append the same hereto as EXHIBIT A-2. Sub-Subtenant shall not remove any of the Furniture from the Sub-Subleased Premises and shall surrender the Furniture on the expiration of the Sub-Sublease term or earlier termination hereof in the same condition as existed on the Commencement Date, reasonable wear and tear excepted.

    1.2 TERM. The term of this Sub-Sublease shall be for the period (i) commencing on the later of (a) the date that the consents referred to in
Section 24 of this Sub-Sublease has been obtained, or (b) September 6, 1997 (the "Commencement Date"), and (ii) ending on October 31, 1999, unless sooner terminated as herein provided. Notwithstanding the foregoing, if the Commencement Date does not occur on or before September 1, 1997, Sub-Sublessor shall not be subject to any liability on account of said failure to deliver, nor shall such failure affect the validity of this Sub-Sublease or the obligations of Sub-Subtenant hereunder or extend the term hereof, but in such event, Sub-Subtenant shall not be obligated to pay rent for the Sub-Subleased Premises until possession of the Sub-Subleased Premises is tendered to Sub-Subtenant, provided that the delay is not attributable to Sub-Subtenant. If possession of the Sub-Subleased Premises is delayed as a result of any act or omission of Sub-Subtenant, its agents, employees or contractors, Sub-Sublessor shall be deemed to have delivered possession of the Sub-Subleased Premises as of the Commencement Date or such later date as Sub-Sublessor would have delivered possession if no Sub-Subtenant delay or delays had occurred.


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    2.   SUBORDINATE TO MAIN LEASE AND SUBLEASE.  This Sub-Sublease is and
shall be subject and subordinate to (a) the office space Lease dated as of April 2, 1993, as amended (such Lease, as so amended, herein called the "Main Lease") between Marina Airport Buildings, Ltd., a California limited partnership, as landlord, and Sublessor (under its former name of American PsychManagement of California, Inc.), as tenant, (b) the Sublease Agreement dated as of May 29, 1996 (such Sublease herein called the "Sublease") between Sublessor and Sub-Sublessor, as subtenant, and (c) the matters to which the Main Lease and the Sublease are or shall be subject and subordinate.

    3.   INCORPORATION BY REFERENCE.

    3.1 MAIN LEASE. The terms, covenants and conditions of the Main Lease are incorporated herein by reference so that, except to the extent that they are inapplicable or modified by the provisions of this Sub-Sublease for the purpose of incorporation by reference, each and every term, covenant and condition of the Main Lease binding or inuring to the benefit of the landlord thereunder shall, in respect of this Sub-Sublease, bind or inure to the benefit of Sub-Sublessor, and each and every term, covenant and condition of the Main Lease binding or inuring to the benefit of the tenant thereunder shall, in respect of this Sub-Sublease, bind or inure to the benefit of Sub-Subtenant, with the same force and effect as if such terms, covenants and conditions were completely set forth in this Sub-Sublease, and as if the words "Landlord" and "Tenant," or words of similar import, wherever the same appear in the Main Lease, were construed to mean, respectively, "Sub-Sublessor" and "Sub-Subtenant" in this Sub-Sublease, and as if the word "Premises," or words of similar import, wherever the same appear in the Main Lease, were construed to mean "Sub-Subleased Premises" in this Sub-Sublease, and as if the word "Lease," or words of similar import, wherever the same appear in the Main Lease, were construed to mean this "Sub-Sublease." Sub-Subtenant shall not be required to pay any rent or additional rent due under the Main Lease, except that Sub-Subtenant shall pay for any special services or requirements of Sub-Subtenant, including, without limitation, overtime air conditioning, extra cleaning, extra elevator use, and extra water use. Sub-Subtenant shall have the right to request such special services or requirements of Sub-Subtenant, including, without limitation, overtime air conditioning, extra cleaning, extra elevator use, and extra water use. Sub-Subtenant shall have the right to request such special services or requirements directly from the landlord under the Main Lease.
The time limits contained in the Main Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the tenant thereunder, or for the exercise by the tenant thereunder of any right, remedy or option, are changed for the purposes of incorporation herein by reference by shortening the same in each instance by two (2) days, so that in each instance (other than for the times of performance set forth in Article 36 of the Main Lease) Sub-Subtenant shall have two (2) days less time to observe or perform hereunder than the Tenant under the Main Lease. Notwithstanding the foregoing, the following articles or sections of the Main Lease shall be deemed deleted for the purpose of incorporation by reference in this Sub-Sublease: Sections 1.1(a), (b), (e), (f), (h), (i) and (k);
Article 2; the words "together with any monthly installments of 'Operating Expense Rent' and 'Capital Expenditure Rent'" in Section 3.1; Article 4;
Article 5; Article 6; Article 7; the first sentence


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of Section 12.1; the words "provided, however, that Tenant shall not be required to demolish or remove any Leasehold Improvements" in Section 12.2;
Article 17; Article 25; the first sentence of Section Article 36; Article 37;
Article 38; Article 39; Article 41; Article 42; Addendum to Article 3 Section 3.8; Addendum to Articles 4, 5 and 6; Addendum to Article 10; Addendum to
Article 23; Addendum to Article 34; Broker Registration Agreement; Addendum No. 1; Addendum No. 2; Exhibit I; and the Guaranty. Any non-liability, release, indemnity or hold harmless provision in the Main Lease for the benefit of the landlord under the Main Lease, that is incorporated herein by reference, shall be deemed to inure to the benefit of Sub-Sublessor, Sublessor and the landlord under the Main Lease, for the purpose of incorporation by reference in this Sub-Sublease. Any right of the landlord under the Main Lease of access or inspection and any right of the landlord under the Main Lease to do work in the premises under the Main Lease or in the Building and any right of the landlord under the Main Lease in respect of rules and regulations shall be deemed to inure to the benefit of Sub-Sublessor, Sublessor and the landlord under the Main Lease, for the purpose of incorporation by reference in this Sub-Sublease. If any of the express provisions of this Sub-Sublease shall conflict with any of the provisions incorporated by reference, such conflict shall be resolved in every instance in favor of the express provisions of this Sub-Sublease.

    3.2  SUBLEASE.     The terms, covenants and conditions of the Sublease
are incorporated herein by reference so that, except to the extent that they are inapplicable or modified by the provisions of this Sub-Sublease for the purpose of incorporation by reference, each and every term, covenant and condition of the Sublease binding or inuring to the benefit of the Sublessor thereunder shall, in respect of this Sub-Sublease, bind or inure to the benefit of Sub-Sublessor, and each and every term, covenant and condition of the Sublease binding or inuring to the benefit of the subtenant thereunder shall, in respect of this Sub-Sublease, bind or inure to the benefit of Sub-Subtenant, with the same force and effect as if such terms, covenants and conditions were completely set forth in this Sub-Sublease, and as if the words "Sublessor" and "Subtenant," or words of similar import, wherever the same appear in the Sublease, were construed to mean, respectively, "Sub-Sublessor" and "Sub-Subtenant" in this Sub-Sublease, and as if the word "Subleased Premises," or words of similar import, wherever the same appear in the, were construed to mean "Sub-Subleased Premises" in this Sub-Sublease, and as if the word "Sublease," or words of similar import, wherever the same appear in the Sublease, were construed to mean this "Sub-Sublease." Sub-Subtenant shall not be required to pay any rent or additional rent due under the Sublease, except that Sub-Subtenant shall pay for any special services or requirements of Sub-Subtenant, including, without limitation, overtime air conditioning, extra cleaning, extra elevator use, and extra water use. Sub-Subtenant shall have the right to request such special services or requirements of Sub-Subtenant, including, without limitation, overtime air conditioning, extra cleaning, extra elevator use, and extra water use. Sub-Subtenant shall have the right to request such special services or requirements directly from the landlord under the Main Lease. Notwithstanding the foregoing, the following sections of the Sublease shall be deemed deleted for the purpose of incorporation by reference in this Sub-Sublease: Sections 1, 2, 3, 7, 8, 9, 10, 12, 19, 21, 29, 31, 32, and 33.


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    4.   PERFORMANCE BY SUB-SUBLESSOR.  Any obligation of Sub-Sublessor which is contained in this Sub-Sublease by the incorporation by reference of the provisions of the Main Lease shall be observed or performed by Sub-Sublessor using reasonable efforts to cause the Sublessor under the Sublease to observe and/or perform the same, and Sub-Sublessor shall have a reasonable time to enforce its rights to cause such observance or performance. Sub-Sublessor shall not be required to furnish, supply or install anything under any article of the Main Lease. Sub-Subtenant shall not in any event have any rights in respect of the Sub-Subleased Premises greater than Sub-Sublessor's rights under the Sublease, and notwithstanding any provision to the contrary, as to obligations that pertain to the Sub-Subleased Premises and are contained in this Sub-Sublease by the incorporation by reference of the provisions of the Main Lease and the Sublease, Sub-Sublessor shall not be required to make any payment or perform any obligation, and Sub-Sublessor shall have no liability to Sub-Subtenant for any matter whatsoever, except for Sub-Sublessor's obligation to pay the rent and additional rent due under the Sublease and for Sub-Sublessor's obligation to use reasonable efforts, upon request of Sub-Subtenant, to cause the Sublessor under the Sublease to observe and/or perform its obligations under the Sublease. If Sub-Sublessor fails, after using reasonable efforts, to cause the Sublessor under the Sublease to observe and/or perform its obligation under the Sublease, Sub-Subtenant shall have the right, upon notice to Sub-Sublessor, to bring an action in Sub-Sublessor's name, to accomplish such purpose. Sub-Sublessor shall not be responsible for any failure or interruption, for any reason whatsoever, of the services or facilities that may be appurtenant to or supplied at the Building by the landlord under the Main Lease or by Sublessor or otherwise, including, without limitation, heat, air conditioning, water, electricity, elevator service and cleaning service, if any; and no failure to furnish, or interruption of, any such services or facilities shall give rise to any liability on the part of Sub-Sublessor except to the extent caused by Sub-Sublessor's failure to use reasonable efforts to cause Sublessor to perform such obligations under the Sublease.

    5. NO BREACH OF MAIN LEASE OR SUBLEASE. Sub-Subtenant shall not do or permit to be done any act or thing which may constitute a breach or violation of any term, covenant or condition of the Main Lease by the Sublessor or the Sublease, whether or not such act or thing is permitted under the provisions of this Sub-Sublease. Sub-Sublessor shall perform its obligations under the Sublease except to the extent Sub-Subtenant is obligated herein to perform same.

    6. NO PRIVITY OF ESTATE. Nothing containing in this Sub-Sublease shall be construed to create privity or estate or of contract between Sub-Subtenant and the landlord under the Main Lease or between Sublessor and Sub-Subtenant.

    7. INDEMNITY. Sub-Subtenant shall indemnify, protect, defend with counsel reasonably acceptable to Sub-Sublessor and hold harmless Sub-Sublessor, Sublessor and the landlord under the Main Lease (collectively, the "Indemnitees") from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys' fees, which the Indemnitees or any of them may incur or pay out by reason of (a) any accidents, damages or injuries to persons or property occurring in, on or about the Sub-



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Subleased Premises, (b) any breach or default hereunder on Sub-Subtenant's part, (c) the enforcement of Sub-Sublessor's rights under this Section or any other section of this Sub-Sublease, (d) any work done after the date hereof in or to the Sub-Subleased Premises except if done by Sub-Sublessor, (e) the negligence or willful misconduct on the part of Sub-Subtenant and/or its officers, employees, agents, contractors and/or invitees, or any person claiming through or under Sub-Subtenant, (f) with respect to Sub-Sublessor only, any action brought by Sub-Subtenant against the Sublessor under the Sublease pursuant to Sections 4 and 14 of this Sub-Sublease, or (g) the existence of any hazardous substances (as defined in the Main Lease) which are proven to have been present in or about the Sub-Subleased Premises only after the Commencement Date which resulted from Sub-Subtenant's storage, use or disposal of hazardous substances in or about the Sub-Subleased Premises, or the storage, use or disposal of Sub-Subtenant's agents, employees, contractors or invitees.

    Sub-Sublessor shall indemnify, protect, defend with counsel reasonably acceptable to Sub-Subtenant and hold harmless Sub-Subtenant from and against all losses, costs, damages, expenses and liabilities, including without limitation, reasonable attorney's fees, which Sub-Subtenant may incur or pay out by reason of (a) any accidents, damages or injuries to persons or property occurring in, on or about the Sub-Subleased Premises if the same shall have been caused by Sub-Sublessor's negligence or willful misconduct, or that of its agents, employees, contractors or invitees, (b) any breach or default hereunder or under the Sublease on Sub-Sublessor's part, (c) the enforcement of Sub-Subtenant's rights under this Section or any other section of this Sub-Sublease, (d) any negligence or willful misconduct on the part of Sub-Sublessor and/or its officers, employees, agents or contractors, or (e) the existence of any hazardous substances which are proven to have been present in or about the Sub-Subleased Premises prior to the Commencement Date which resulted from Sub-Sublessor's storage, use or disposal of hazardous substances in or about the Sub-Subleased Premises, or the storage, use or disposal of Sub-Sublessor's agents, employees, contractors or invitees.

    8. BASIC RENT. From and after the Commencement Date, Sub-Subtenant shall pay without deduction or offset, monthly basic rent ("Basic Rent") in the following amounts:

    MONTH                    BASIC RENT
    -----                    ----------

    1-13                (Retix proprietary information withdrawn)
    14-26               (Retix proprietary information withdrawn)

Basic Rent shall be payable in advance on the first day of each month during the term of this Sub-Sublease in lawful money of the United States at the address of Sub-Sublessor set forth at the head of this Sub-Sublease or to such other person and/or at such other address as Sub-Sublessor may from time to time designate by notice to Sub-Subtenant. Payment of first month's rent shall be paid to Sub-Sublessor concurrently with the execution of this Sub-Sublease by Sub-Subtenant; such rent payment shall be applied to Basic Rent owing after the expiration of the "free rent" period described in the last sentence of this paragraph. No payment by Sub-Subtenant or receipt by Sub-Sublessor of any lesser amount than the amount

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

stipulated to be paid hereunder shall be deemed other than on account of the earliest stipulated Basic Rent; nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Sub-Sublessor may accept any check or payment without prejudice to Sub-Sublessor's right to recover the balance due or to pursue any other remedy available to Sub-Sublessor. Any provision in the Main Lease referring to basic rent incorporated herein by reference shall be deemed to refer to the Basic Rent due under this Sub-Sublease. Notwithstanding the foregoing, Sub-Subtenant shall have no obligation to pay Basic Rent to Sub-Sublessor for the period commencing on the Commencement Date and continuing for fourteen (14) days thereafter, for a total of fifteen (15) days of "free rent".

    9. SECURITY DEPOSIT. Concurrently with the execution of this Sub-Sublease, Sub-Subtenant shall deposit with Sub-Sublessor the amount of (Retix proprietary information withdrawn) (the "Security Deposit"). Sub-Sublessor shall not be required to pay interest on the Security Deposit or keep the Security Deposit separate from its general funds. Upon any Default by Sub-Subtenant, Sub-Sublessor may use the Security Deposit to the extent necessary to make good any arrears of sums payable by Sub-Subtenant under this Sub-Sublease, or to compensate Sub-Sublessor for any damage, injury, expense or liability caused by Sub-Subtenant's Default. If any portion of the Security Deposit is so used or applied, Sub-Sublessor shall, within ten (10) days after receipt of written demand therefor, deposit a certified or bank cashier's check with Sub-Sublessor in an amount sufficient to restore the Security Deposit to its amount immediately preceding such use or application of funds and Sub-Subtenant's failure to do so shall be a Default under this Sub-Sublease. The balance of the Security Deposit remaining at the end of the Sub-Sublease Term shall be returned after all of Sub-Subtenant's obligations have been fulfilled.

    10. USE. Sub-Subtenant shall use and occupy the Sub-Subleased Premises for general office purposes and any other legally permitted non-retail uses compatible with a first class office building. Sub-Subtenant shall use the Sub-Subleased Premises for no other purposes without the consent of Sub-Sublessor, which consent shall not be unreasonably withheld or delayed.

    11. CONDITION OF SUB-SUBLEASED PREMISES; USE OF FACILITIES. Sub-Subtenant is leasing the Sub-Subleased Premises "as is" and Sub-Sublessor has no obligation to make any repairs to the Sub-Subleased Premises or to construct any improvements therein for the benefit of Sub-Subtenant. In making and executing this Sub-Sublease, Sub-Subtenant has relied solely on such investigations, examinations and inspections as Sub-Subtenant has chosen to make or has made. Sub-Subtenant acknowledges that Sub-Sublessor has afforded Sub-Subtenant the opportunity for full and complete investigations, examinations, and inspections. Notwithstanding the foregoing, in order to occupy the Sub-Subleased Premises, Sub-Subtenant shall, at its sole cost and expense, construct demising walls and prepare them in a finished condition consistent with Sub-Sublessor's existing Subleased Premises, in order to separate Sub-Sublessor's remaining portion of the Subleased Premises from the Sub-Subleased Premises. Sub-Subtenant shall have no obligation as a condition of this Sub-Sublease to make any repairs to the Sub-Subleased Premises or to construct any other improvements in the Sub-


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Subleased Premises, except as otherwise may be required by the Main Lease. In connection with its construction of demising walls to separate the Sub-Sublessor's remaining portion of the Subleased Premises from the Sub-Subleased Premises, Sub-Subtenant shall not be responsible to restore the Subleased Premises to its original condition as one single office space.

    Sub-Sublessor acknowledges that Sub-Subtenant desires to make additional improvements to the Sub-Subleased Premises and to demolish the customer service laboratory at the Sub-Subleased Premises at its sole cost and expense. Such additional improvements and demolition shall be subject to the consent of the Sub-Sublessor, and if required under the Main Lease and/or the Sublease, such additional improvements and demolition shall be subject to the consent of the landlord under the Main Lease and/or the Sublessor, respectively. Sub-Sublessor may withhold its consent if the landlord and/or the Sublessor withhold their respective consents. Sub-Sublessor agrees that it shall not unreasonably withhold or delay its consent to Sub-Subtenant's proposed improvements. Sub-Sublessor agrees to use its reasonable efforts to assist Sub-Subtenant in obtaining any required consents.

    12. CONSENTS AND APPROVALS. In any instance when Sub-Sublessor's consent or approval is required under this Sub-Sublease, Sub-Sublessor's refusal to consent to or approve any matter or thing shall be deemed reasonable if, INTER ALIA, such consent or approval has not been obtained from the landlord under the Main Lease or from the Sublessor under the Sublease. Otherwise, Sub-Sublessor's consent or approval as required under this Sub-Sublease shall not be unreasonably withheld or delayed, except with respect to any use of the Sub-Subleased Premises which is not a permitted use.

    13. NOTICES. All notices, consents, approvals, demands and requests which are required or desired to be given by either party to the other hereunder shall be in writing and shall be either (a) personally delivered or (b) sent by United States postal service, return receipt requested and postage prepaid or (c) by nationally recognized overnight courier. Notices, consents, approvals, demands and requests which are served upon Sub-Sublessor or Sub-Subtenant in the manner provided herein shall be deemed to have been given or served for all purposes hereunder (i) on the date of delivery if personally delivered or sent by courier service or (ii) on the date on which such notice, consent, approval, demand or request shall have been mailed if mailed as aforesaid. All notices, consents, approvals, demands and requests given to Sub-Sublessor shall be addressed to Sub-Sublessor at the address for Sub-Sublessor set forth above, Attention: Mr. Steve Waszak, or at such other place as Sub-Sublessor may from time to time designate in a notice given in accordance with the provisions of this Section. All notices, consents, approvals, demands and requests given to Sub-Subtenant shall be addressed to Sub-Subtenant at the Sub-Subleased Premises, Attention:
Chief Financial Officer, or at such other place as Sub-Subtenant may from time to time designate in a notice given in accordance with the provisions of this Section. All notices to landlord shall be addressed to landlord as set forth in the Main Lease and all notices to the Sublessor shall be addressed to Sublessor as set forth in the Sublease.

    14. TERMINATION OF MAIN LEASE OR SUBLEASE. If for any reason the term of the Main Lease or the Sublease shall terminate prior to the expiration date of this Sub-

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Sublease, this Sub-Sublease shall thereupon be terminated and Sub-Sublessor shall not be liable to Sub-Subtenant by reason thereof unless said termination shall have been effected because of the breach, default or voluntary surrender by Sub-Sublessor under the Sublease or this Sub-Sublease. If the landlord under the Main Lease or Sublessor under the Sublease wrongfully terminates or attempts to wrongfully terminate the Main Lease or the Sublease, as the case may be, Sub-Sublessor shall cooperate with Sub-Subtenant to keep the Main Lease and the Sublease in full force and effect. Such cooperation shall include permitting Sub-Subtenant to bring or defend an action or proceeding in Sub-Sublessor's name (but at Sub-Subtenant's expense) in connection with such termination or attempted termination.

    15. INSURANCE. Sub-Subtenant shall maintain throughout the term of this Sub-Sublease the insurance required under the Main Lease. All insurance maintained by Sub-Subtenant shall name Sub-Sublessor and the landlord under the Main Lease as additional insureds. Sub-Subtenant shall deliver to Sub-Sublessor and the landlord under the Main Lease certificates of insurance issued by the carriers or their duly authorized agents prior to the Commencement Date. Sub-Subtenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Sub-Subtenant shall deliver to Sub-Sublessor and the landlord under the Main Lease such renewal policies or certificates at least ten (10) days before the expiration of any existing policy. All such policies shall meet the requirements in the Main Lease and shall be issued by companies of recognized responsibility licensed to do business in the State of California and all such policies shall contain a provision whereby the same cannot be canceled or modified unless Sub-Sublessor and the landlord under the Main Lease are given at least 20 days' prior written notice by certified or registered mail of such cancellation or modification.

    16. ESTOPPEL CERTIFICATES. Sub-Subtenant and Sub-Sublessor shall, within ten (10) business days after receipt of each and every request by the other party hereto, execute, acknowledge and deliver to the party that made the request a statement in writing (a) certifying that this Sub-Sublease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (b) specifying the dates to which the Basic Rent and Operating Expenses (as defined in the Main Lease) have been paid, (c) stating whether or not, to the best knowledge of the party signing same, Sub-Sublessor or Sub-Subtenant is in default in performance or observance of its obligations under this Sub-Sublease, and, if so, specifying each such default, (d) stating whether or not, to the best knowledge of the party signing same, any event has occurred which with the giving of notice or passage of time, or both, would constitute a default by Sub-Sublessor or Sub-Subtenant under this Sub-Sublease, and, if so specifying each such event, and (e) stating whether Sub-Subtenant has exercised any option(s) to extend the term of this Sub-Sublease, and, if so, specifying each such extension. Any such statement delivered pursuant to this Section may be relied upon by any prospective assignee or transferee of the leasehold estate under the Main Lease or the subleasehold estate under this Sub-Sublease.

    17. ALTERATIONS. Sub-Subtenant shall not make, cause or permit the making of any alterations, addition, change, replacement, or installation in or to the Sub-Subleased Premises without obtaining the prior consent of the Sub-Sublessor (which shall not be

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unreasonably withheld or delayed) and Sub-Subtenant will be required to obtain the consent of the landlord under the Main Lease in each instance if required under the Main Lease.

    18. RIGHT TO CURE SUB-SUBTENANT'S DEFAULTS. If Sub-Subtenant shall at any time fail to make any payment or perform any other obligation of Sub-Subtenant hereunder, then Sub-Sublessor shall have the right, but not the obligation, after 10 days' notice to Sub-Subtenant, or without notice to Sub-Subtenant in the case of any emergency, and without waiving or releasing Sub-Subtenant from any obligations of Sub-Subtenant hereunder, to make such payment or perform such other obligation of Sub-Subtenant in such manner and to such extent as Sub-Sublessor shall deem necessary, and in exercising any such right, to pay any incidental costs and expenses, employ attorneys, and incur and pay reasonable attorneys' fees. Sub-Subtenant shall pay to Sub-Sublessor within five (5) days after receipt of demand all sums so paid by Sub-Sublessor and all incidental costs and expenses of Sub-Sublessor in connection therewith, together with interest thereon at the rate of one and one-half percent per calendar month or any part thereof or the then maximum lawful interest rate, whichever shall be less, from the date of the making of such expenditures.

    19. BROKERAGE. Sub-Subtenant and Sub-Sublessor each represents to the other that it dealt with no broker or other person in bringing about this Sub-Sublease other than Creative Spaces and The Kaufman Group (collectively, "Brokers"), and each party hereto shall pay, and shall indemnity, defend and hold harmless, the other party from and against, any loss, liability, damage, cost and expense (including, without limitation, reasonable attorneys' fees) in connection with (a) any claims made by any other broker or other person for a brokerage commission, finder's fee, or similar compensation, by reason of or in connection with this Sub-Sublease if such other broker or other person claims to have had dealings with the indemnifying party and/or (b) the enforcement of the indemnified party's rights under this Section. Sub-Sublessor, at its sole cost and expense, shall pay the Brokers' commissions in connection with this Sub-Sublease pursuant to separate agreements.

    20. ARBITRATION. In the event of a dispute under this Sub-Sublease or any exhibit hereto (except as to Basic Rent, unless such dispute involves Basic Rent as a corollary to such dispute), either party may, but shall not be required to, refer such dispute to arbitration. Such arbitration shall be conducted in accordance with the procedures specified in the Main Lease, which are hereby incorporated herein by reference.

    21. NO WAIVER. The failure of Sub-Sublessor or Sub-Subtenant to insist in any one or more cases upon the strict performance or observance of any obligation of Sub-Subtenant or Sub-Sublessor hereunder or to exercise any right or option contained herein shall not be construed as a waiver or relinquishment for the future of any such obligation of Sub-Subtenant or Sub-Sublessor or any right or option of Sub-Sublessor or Sub-Subtenant. Sub-Sublessor's receipt and acceptance of Basic Rent, or Sub-Sublessor's acceptance of performance of any other obligation by Sub-Subtenant, with knowledge of Sub-Subtenant's breach of any provision of this Sub-Sublease, shall not be deemed a waiver of such breach. No waiver by Sub-Sublessor or Sub-Subtenant of any term, covenant or condition of this Sub-

Sublease shall be deemed to have been made unless expressed in writing and signed by Sub-Sublessor or Sub-Subtenant, as the case may be.

    22. COMPLETE AGREEMENT. There are no representations, warranties, agreements, arrangements or understandings, oral or written, between the parties or their representatives relating to the subject matter of this Sub-Sublease which are not fully expressed in this Sub-Sublease. This Sub-Sublease cannot be changed or terminated orally or in any manner other than by a written agreement executed by both parties.

    23. SUCCESSORS AND ASSIGNS. The provisions of this Sub-Sublease, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns. In the event of any assignment or transfer of Sub-Sublessor's interest in the leasehold estate under the Sublease, the transferor or assignor, as the case may be, shall be and hereby is entirely relieved and freed of all obligations under this Sub-Sublease arising after the date of such assignment or transfer. No such assignment by Sub-Sublessor shall be effective unless and until the transferee assumes in writing all of Sub-Sublessor's obligations under this Sub-Sublease.

    24. THIRD PARTY CONSENTS. This Sub-Sublease shall have no effect until the landlord under the Main Lease and the Sublessor under the Sublease shall have each given its written consent hereto. If the landlord under the Main Lease or the Sublessor under the Sublease does not give its consent to this Sub-Sublease for any reason whatsoever on or before thirty (30) days after the date of execution hereof by Sub-Sublessor, then either party may cancel this Sub-Sublease by notice given to the other party. Sub-Sublessor shall promptly return to Sub-Subtenant the Security Deposit and the amount paid by Sub-Subtenant upon the execution of this Sub-Sublease for the payment of the first full monthly installment of Basic Rent and the parties hereto shall have no further obligation or liability hereunder.

    25. NO THIRD PARTY BENEFICIARY. None of the provisions of this Sub-Sublease shall be construed to accrue to the benefit of, or be enforceable by, any third party, other than the landlord under the Main Lease or the Sublessor under the Sublease.

    26. INTERPRETATION. Irrespective of the place of execution or performance, this Sub-Sublease shall be governed by and construed in accordance with the laws of the State of California. If any provision of this Sub-Sublease or the application thereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sub-Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The captions, headings and titles, if any, in this Sub-Sublease are solely for convenience or reference and shall not affect its interpretation. This Sub-Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sub-Sublease to be drafted. If any words or phrases in this Sub-Sublease shall have been stricken out or otherwise eliminated, whether or not any other words or words or phrases so stricken out or otherwise eliminated. Each covenant, agreement, obligation or separate and independent covenant of the party bound by, undertaking or making same, not dependent on any other provision of this Sub-Sublease unless otherwise expressly provided. All terms and words used in this Sub-Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity.

    27.  REPRESENTATIONS.  Sub-Sublessor represents and warrants that:

    (a) the Main Lease consists of the instruments listed on EXHIBIT B, copies of which are attached to the Sublease, and is in full force and effect, has not been further modified or amended, and, to the best knowledge of Sub-Sublessor, there exists under the Main Lease no default or event of default, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default or event of default;

    (b) the Sublease attached hereto is a complete copy of the Sublease and is in full force and effect, has not been further modified or amended, and, to the best knowledge of Sub-Sublessor, there exists under the Sublease no default or event of default, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such default or event of default;

    (c) to the best knowledge of Sub-Sublessor, there is no pending termination of the Main Lease. Sub-Sublessor will notify Sub-Subtenant promptly if it becomes aware of any impending termination of the Main Lease;

    (d) there are no pending or threatened actions, suits or proceedings before any court or administrative agency against Sub-Sublessor or, to the best of Sub-Sublessor's knowledge, against landlord or Sublessor which could, in the aggregate, adversely affect the Sub-Subleased Premises or any part thereof or the ability of landlord to perform its obligations under the Main Lease or of Sublessor to perform its obligations under the Sublease or of Sub-Sublessor to perform its obligations under this Sub-Sublease, and Sub-Sublessor is not aware of any facts which might result in any such actions, suits or proceedings;

    (e) Sub-Sublessor has not received any written notice from any insurance company of any defects or inadequacies in the Sub-Subleased Premises or any part thereof which could adversely affect the insurability of the Sub-Subleased Premises or the premiums for the insurance thereof;

    (f) Sub-Sublessor has not received any written notice from any governmental entity that the Sub-Subleased Premises are in violation of any applicable laws; and

    (g) Mr. Steve Waszak has not been informed by employees or contractors of Sub-Sublessor that asbestos has been discovered in the Sub-Subleased Premises during Sub-Sublessor's tenancy in the Sub-Subleased Premises, and Mr. Steve Waszak has made no independent investigation or inquiry into the presence of asbestos in the Sub-Subleased Premises.

    35. AMENDMENT OR MODIFICATION. Sub-Sublessor and Sublessor shall not amend or modify the Sublease in any way so as to materially or adversely affect Sub-Subtenant or its interest hereunder or in the Sub-Subleased Premises, materially increase Sub-Subtenant's obligations hereunder or materially restrict Sub-Subtenant's rights hereunder, without the prior written consent of Sub-Subtenant, which shall not be unreasonably withheld or delayed.

    36. QUIET ENJOYMENT; RIGHT TO CURE. Sub-Subtenant shall peacefully have, hold and enjoy the Sub-Subleased Premises, subject to the terms and conditions of this Sub-Sublease, provided that Sub-Subtenant pays all Basic Rent and additional rent owing under the Main Lease (and performs all of Sub-Subtenant's covenants and agreements contained herein. In the event, however, that Sub-Sublessor defaults in the performance or observance of any of Sub-Sublessor's obligations hereunder or under the Sublease, then Sub-Subtenant shall give Sub-Sublessor notice specifying in what manner Sub-Sublessor has defaulted, and if such default shall not be cured by Sub-Sublessor within thirty (30) days thereafter (except that if such default cannot be cured within said thirty (30)-day period, this period shall be extended for an additional reasonable time, provided that Sub-Sublessor commences to cure such default within such thirty (30)-day period and proceeds diligently thereafter to effect such cure as quickly as possible), then, upon the passage of five (5) business days after the date of a second written notice from Sub-Subtenant of the default, if Sub-Sublessor has failed to so cure, in addition, Sub-Subtenant shall be entitled, at Sub-Subtenant's option, to cure such default and promptly collect from Sub-Sublessor Sub-Subtenant's reasonable expenses in so doing (including, without limitation, reasonable attorneys' fees and court costs). Sub-Subtenant shall not be required, however, to wait the entire cure period described herein if earlier action is required to comply with the Main Lease or with any applicable governmental law, regulation or order. Sub-Sublessor shall provide copies to Sub-Subtenant of all notices received from landlord pursuant to the Main Lease and from Sublessor pursuant to the Sublease.

    38.  TERMINATION OF SUBLEASE BY SUB-SUBLESSOR.   Sub-Sublessor shall not
voluntarily terminate the Sublease during the Sub-Sublease term unless and until Sublessor has agreed in writing to continue this Sub-Sublease in full force and effect as a direct lease between Sublessor and Sub-Subtenant upon and subject to all of the terms, covenants and conditions of this Sub-Sublease for the balance of the term hereof. If Sublessor so consents, Sub-Subtenant shall attorn to Sublessor in connection with any such voluntary termination and shall execute an attornment agreement in such form as may reasonably be requested by Sublessor; provided, however, that the attornment agreement does not materially adversely affect the use by Sub-Subtenant of the Sub-Subleased Premises in accordance with the terms of this Sub-Sublease, materially increase Sub-Subtenant's obligations under this Sub-Sublease or materially decrease Sub-Subtenant's rights under this Sub-Sublease. If this Sub-Sublease terminates as a result of Sub-Sublessor's default under the Sublease, then, so long as Sub-Subtenant is not then in default beyond any applicable cure period under the terms of this Sub-Sublease, this Sub-Sublease shall continue in full force and effect as a direct lease between

Sub-Subtenant and Sublessor, upon and subject to all of the terms, covenants and conditions of the Sub-Sublease for the balance of the term hereof. In such event, Sub-Subtenant shall attorn to Sublessor as set forth in this Section 38.

    39. WAIVER OF SUBROGATION. Landlord and Sublessor expressly agree that the provisions of Section 18.4 of the Main Lease regarding waiver of rights of subrogation shall be extended to and be between landlord and Sub-Subtenant and Sublessor and Sub-Subtenant.

    40. PARKING. Sub-Subtenant shall have the non-exclusive use of up to forty-eight (48) parking spaces in the Building's parking lot at prevailing rates offered by the landlord under the Main Lease.

    41. COUNTERPARTS. This Sub-Sublease may be executed in counterparts, each of which, when taken together as a whole, shall constitute one (1) original document.

IN WITNESS WHEREOF, Sub-Sublessor and Sub-Subtenant have hereunto executed this Sub-Sublease as of the day and year first above written.

SUB-SUBTENANT:                    TSN, L.L.C.,
                                  a California Limited Liability Company

                                  By:
                                         ----------------------------------
                                  Title:
                                         ---------------------------------

SUB-SUBLESSOR:                    RETIX,
                                  a California corporation

                                  By:
                                       ------------------------------------

                                  Title:
                                         ---------------------------------

                                     EXHIBIT A-1


                                SUB-SUBLEASED PREMISES

                                     EXHIBIT A-2

                                 FURNITURE INVENTORY

                                      EXHIBIT B

                                MASTER LEASE DOCUMENTS

                          ADDENDUM TO SUB-SUBLEASE AGREEMENT


    This Addendum to Sub-Sublease Agreement (this "Addendum") dated as of 29th day of August, 1997, for reference purposes only, is made between Retix, a California corporation ("Sub-Sublessor") and TSN, L.L.C., a California limited liability company ("Sub-Subtenant"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Sub-Sublease to which this Addendum is attached. The terms and conditions of this Addendum shall be incorporated into the Sub-Sublease. To the extent any inconsistencies exist between this Addendum and the Sub-Sublease, this Addendum shall control.

    1. BASIC RENT. Concurrently with the execution of this Addendum and in lieu of any Basic Rent payable to Sub-Sublessor under SECTION 8 of Sub-Sublease for the first (1st) month of the term of this Sub-Sublease, Sub-Subtenant shall pay to Sub-Sublessor the amount of (Retix proprietary information withdrawn) as Basic Rent for that portion of the month of September that excludes Sub-Subtenant's "free rent" period as set forth in said SECTION 8 (i.e., 9/21/97 through and including 9/30/97). In the event that the Commencement Date occurs after September 6, 1997 (the "Target Commencement Date"), Sub-Subtenant shall receive a credit against Basic Rent for the month of October in an amount equal to (Retix proprietary information withdrawn) for each day after the Target Commencement Date during the month of September that the Commencement Date fails to occur up to a total credit of (Retix proprietary information withdrawn).

    2. ASBESTOS. Sub-Sublessor acknowledges that Sub-Subtenant desires to make certain tenant improvements to the Subleased Premises as set forth in
SECTION 11 of the Sub-Sublease. In the event that Sub-Subtenant, in constructing such tenant improvements, discovers the existence of ACM (as defined in the Main Lease) within the Subleased Premises, permit Landlord's contractors, pursuant to Exhibit D of the Main Lease, to handle the ACM subject to SECTION 4 of the Sub-Sublease. Sub-Sublessor shall use its reasonable efforts to cause the Sublessor to enforce its rights against the Landlord to remediate the ACM at no cost to Sub-Subtenant pursuant to the applicable terms and conditions of the Sublease, including, but not limited to, Section 33 thereof.

    3. REPRESENTATION. Sub-Sublease SECTION 27(g) is hereby deleted and the following is inserted in its place: Sub-Sublessor represents and warrants that it has no actual knowledge of any ACM located in the Sub-Subleased Premises nor has received any written notice from any governmental entity that the Subleased Premises contains ACM. For the purposes of this SECTION 3, Sub-Sublessor's knowledge and receipt of notice shall be limited to the actual knowledge of or receipt by Mr. Steve Waszak, without any independent investigation or inquiry.

    4. Counterparts. This Addendum may be executed in counterparts, each of which, taken together as a whole, shall constitute one original document.

    IN WITNESS WHEREOF, Sub-Sublessor and Sub-Subtenant have hereunto executed this Addendum as of the date and year first above written.


                                  TSN, L.L.C. a California limited
                                  liability company


                                  By:
                                        ----------------------------------

                                  Name:
                                        ----------------------------------

                                  Title:
                                        ----------------------------------



                                  RETIX, a California corporation


                                  By:
                                        ----------------------------------

                                  Name:
                                        ----------------------------------

                                  Title:
                                        ----------------------------------